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                                                                    Exhibit 10.1

                                   AMGEN INC.



                AMENDED AND RESTATED 1991 EQUITY INCENTIVE PLAN
                -----------------------------------------------



     1.     PURPOSE.
            -------
            (a) The purpose of the Amended and Restated 1991 Equity Incentive Plan (the "Plan") is to provide a means by which employees or directors of and consultants to Amgen Inc., a Delaware corporation (the "Company"), and its Affiliates, as defined in paragraph 1(b), directly, or indirectly through Trusts, may be given an opportunity to benefit from increases in value of the stock of the Company through the granting of (i) incentive stock options, (ii) nonqualified stock options, (iii) stock bonuses, and (iv) rights to purchase restricted stock, all as defined below.
            (b) The word "Affiliate" as used in the Plan means any parent corporation or subsidiary corporation of the Company, as those terms are defined in Sections 424(e) and (f), respectively, of the Internal Revenue Code of 1986, as amended (the "Code").
            (c) The Company, by means of the Plan, seeks to retain the services of persons now employed by or serving as directors or consultants to the Company, to secure and retain the services of persons capable of filling such positions, and to provide incentives for such persons to exert maximum efforts for the success of the Company.
            (d) The Company intends that the rights issued under the Plan ("Stock Awards") shall, in the discretion of the Board of Directors of the Company (the "Board") or any committee to which responsibility for administration of the Plan has been delegated pursuant to paragraph 2(c), be either (i) stock options granted pursuant to Sections 5 or 6 hereof, including incentive stock options as that term is used in Section 422 of
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the Code ("Incentive Stock Options"), or options which do not qualify as
Incentive Stock Options ("Nonqualified Stock Options") (together hereinafter referred to as "Options"), or (ii) stock bonuses or rights to purchase restricted stock granted pursuant to Section 7 hereof.
            (e) The word "Trust" as used in the Plan shall mean a trust created for the benefit of the employee, director or consultant, his or her spouse, or members of their immediate family. The word optionee shall mean the person to whom the option is granted or the employee, director or consultant for whose benefit the option is granted to a Trust, as the context shall require.

     2.     ADMINISTRATION.
            --------------
            (a) The Plan shall be administered by the Board unless and until the Board delegates administration to a committee, as provided in paragraph 2(c).
            (b) The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:
                  (1) To determine from time to time which of the persons eligible under the Plan shall be granted Stock Awards; when and how Stock Awards shall be granted; whether a Stock Award will be an Incentive Stock Option, a Nonqualified Stock Option, a stock bonus, a right to purchase restricted stock, or a combination of the foregoing; the provisions of each Stock Award granted (which need not be identical), including the time or times when a person shall be permitted to purchase or receive stock pursuant to a Stock Award; and the number of shares with respect to which Stock Awards shall be granted to each such person.

                  (2) To construe and interpret the Plan and Stock Awards granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Stock Award, in a manner and to the extent it shall deem necessary or expedient to make the

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Plan fully effective.
                  (3)   To amend the Plan as provided in Section 15.
                  (4) Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.
            (c) The Board may delegate administration of the Plan to a committee composed of not fewer than two (2) members of the Board (the "Committee"). One or more of these members may be non-employee directors and outside directors, if required and as defined by the provisions of paragraphs 2(d) and 2(e). If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board (except amendment of Section 6 or the options granted thereunder shall only be by action taken by the Board or a committee of one or more members of the Board to which such authority has been specifically delegated by the Board), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. Notwithstanding anything else in this paragraph 2(c) to the contrary, at any time the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant or amend options to all employees, directors or consultants or any portion or class thereof.
            (d) The term "non-employee director" shall mean a member of the Board who (i) is not currently an officer of the Company or a parent or subsidiary of the Company (as defined in Rule 16a-1(f) promulgated by the Securities and Exchange Commission under Section 16 of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) or an employee of the Company or a parent or subsidiary of the Company; (ii) does not receive compensation from the Company or a parent or subsidiary of the Company for services rendered in any capacity other than as a member of the Board (including a consultant) in an amount required to be disclosed to the Company's stockholders under Rule 404 of Regulation S-K promulgated by the Securities and

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Exchange Commission ("Rule 404"); (iii) does not possess an interest in any other transaction required to be disclosed under Rule 404; or (iv) is not engaged in a business relationship required to be disclosed under Rule 404, as all of these provisions are interpreted by the Securities and Exchange Commission under Rule 16b-3 promulgated under the Exchange Act.
            (e) The term "outside director," as used in this Plan, shall mean an administrator of the Plan, whether a member of the Board or of any Committee to which responsibility for administration of the Plan has been delegated pursuant to paragraph 2(c), who is considered to be an "outside director" in accordance with the rules, regulations or interpretations of Section 162(m) of the Code.
            (f) Any requirement that an administrator of the Plan be a "non-employee director" or "outside director" shall not apply if the Board or the Committee expressly declares that such requirement shall not apply.

     3.     SHARES SUBJECT TO THE PLAN.
            --------------------------
            (a) Subject to the provisions of Section 12 relating to adjustments upon changes in stock, the stock that may be issued pursuant to Stock Awards granted under the Plan shall not exceed in the aggregate Ninety Six Million (96,000,000) shares of the Company's $.0001 par value common stock (the "Common Stock"). If any Stock Award granted under the Plan shall for any reason expire or otherwise terminate without having been exercised in full, the Common Stock not purchased under such Stock Award shall again become available for the Plan. Shares repurchased by the Company pursuant to any repurchase rights reserved by the Company pursuant to the Plan shall not be available for subsequent issuance under the Plan.
            (b) The Common Stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.
            (c) An Incentive Stock Option may be granted to an eligible person under the Plan only if the aggregate fair market

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value (determined at the time the Incentive Stock Option is granted) of the
Common Stock with respect to which incentive stock options (as defined by the Code) are exercisable for the first time by such optionee during any calendar year under all such plans of the Company and its Affiliates does not exceed one hundred thousand dollars ($100,000). If it is determined that an entire Option or any portion thereof does not qualify for treatment as an Incentive Stock Option by reason of exceeding such maximum, such Option or the applicable portion shall be considered a Nonqualified Stock Option.

     4.     ELIGIBILITY.
            -----------
            (a) Incentive Stock Options may be granted only to employees (including officers) of the Company or its Affiliates. A director of the Company shall not be eligible to receive Incentive Stock Options unless such director is also an employee of the Company or any Affiliate. Stock Awards other than Incentive Stock Options may be granted to employees (including officers) or directors of or consultants to the Company or any Affiliate or to Trusts of any such employee, director or consultant.
            (b) A director shall in no event be eligible for the benefits of the Plan (other than from a Director NQSO under Section 6 of the Plan) unless and until such director is expressly declared eligible to participate in the Plan by action of the Board or the Committee, and only if, at any time discretion is exercised by the Board or the Committee in the selection of a director as a person to whom Stock Awards may be granted, or in the determination of the number of shares which may be covered by Stock Awards granted to a director, the Plan complies with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. The Board shall otherwise comply with the requirements of Rule 16b-3 promulgated under the Exchange Act, as from time to time in effect. Notwithstanding the foregoing, the restrictions set forth in this paragraph 4(b) shall not apply if the Board or

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Committee expressly declares that such restrictions shall not apply .
            (c) No person shall be eligible for the grant of an Incentive Stock Option under the Plan if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Incentive Stock Option is at least one hundred and ten percent (110%) of the fair market value of the Common Stock at the date of grant and the Incentive Stock Option is not exercisable after the expiration of five (5) years from the date of grant.
            (d) Stock Awards shall be limited to a maximum of 1,000,000 shares of Common Stock per person per calendar year.

     5.     TERMS OF DISCRETIONARY STOCK OPTIONS.
            ------------------------------------
            An option granted pursuant to this Section 5 (a "Discretionary Stock Option") shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:
            (a)   No Option shall be exercisable after the expiration of ten
(10) years from the date it was granted .
            (b) The exercise price of each Incentive Stock Option and each Nonqualified Stock Option shall be not less than one hundred percent (100%) of the fair market value of the Common Stock subject to the Option on the date the Option is granted.
            (c) The purchase price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either: (i) in cash at the time the Option is exercised; or (ii) at the discretion of the Board or the Committee, either at the time of grant or exercise of the Option (A) by delivery to the Company of shares of Common

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Stock that have been held for the period required to avoid a charge to the
Company's reported earnings and valued at the fair market value on the date of exercise, (B) according to a deferred payment or other arrangement with the person to whom the Option is granted or to whom the Option is transferred pursuant to paragraph 5(d), or (C) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price of the Company from the sales proceeds before Common Stock is issued.

       In the case of any deferred payment arrangement, interest shall be payable at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

            (d) An Option granted to a natural person shall be exercisable during the lifetime of such person only by such person, provided that such person during such person's lifetime may designate a Trust to be such person's beneficiary with respect to any Incentive Stock Options granted after February 25, 1992 and with respect to any Nonqualified Stock Options, and such beneficiary shall, after the death of the person to whom the Option was granted, have all the rights that such person has while living, including the right to exercise the Option. In the absence of such designation, after the death of the person to whom the Option is granted, the Option shall be exercisable by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution.

            (e) The total number of shares of Common Stock subject to an Option may, but need not, be allotted in periodic

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installments (which may, but need not, be equal). From time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option was not fully exercised. During the remainder of the term of the Option (if its term extends beyond the end of the installment periods), the Option may be exercised from time to time with respect to any shares then remaining subject to the Option. The provisions of this paragraph 5(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.
            (f) The Company may require any optionee, or any person to whom an Option is transferred under paragraph 5(d), as a condition of exercising any such Option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the Common Stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if: (x) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"); or (y) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities law.
            (g)   An Option shall terminate three (3) months after

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termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate, unless: (i) such termination is due to the optionee's permanent and total disability, within the meaning of Section 422(c)(6) of the Code, in which case the Option may, but need not, provide that it may be exercised at any time within one (1) year following such termination of employment or relationship as a consultant or director; (ii) the optionee dies while in the employ of or while serving as a consultant or director to the Company or an Affiliate, or within not more than three (3) months after termination of such employment or relationship as a consultant or director, in which case the Option may, but need not, provide that it may be exercised at any time within eighteen (18) months following the death of the optionee by the person or persons to whom the optionee's rights under such Option pass by will or by the laws of descent and distribution; or (iii) the Option by its term specifies either (A) that it shall terminate sooner than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate; or (B) that it may be exercised more than three (3) months after termination of the optionee's employment or relationship as a consultant or director with the Company or an Affiliate. This paragraph 5(g) shall not be construed to extend the term of any Option or to permit anyone to exercise the Option after expiration of its term, nor shall it be construed to increase the number of shares as to which any Option is exercisable from the amount exercisable on the date of termination of the optionee's employment or relationship as a consultant or director.
            (h) The Option may, but need not, include a provision whereby the optionee may elect at any time during the term of the optionee's employment or relationship as a consultant or director with the Company or any Affiliate to exercise the Option as to any part or all of the shares subject to the Option prior to the stated vesting dates of the Option. Any shares so purchased from any unvested installment or Option may be subject

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to a repurchase right in favor of the Company or to any other restriction the
Board or the Committee determines to be appropriate.
            (i) To the extent provided by the terms of an Option, each optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (i) tendering a cash payment; (ii) authorizing the Company to withhold from the shares of the Common Stock otherwise issuable to the optionee as a result of the exercise of the Option a number of shares having a fair market value less than or equal to the amount of the withholding tax obligation; or (iii) delivering to the Company owned and unencumbered shares of the Common Stock having a fair market value less than or equal to the amount of the withholding tax obligation.
            (j) Without in any way limiting the authority of the Board or Committee to make or not to make grants of Discretionary Stock Options under this Section 5, the Board or Committee shall have the authority (but not an obligation) to include as part of any Option agreement a provision entitling the optionee to a further Option (a "Re-Load Option") in the event the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of Common Stock in accordance with this Plan and the terms and conditions of the Option agreement. Any such Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (ii) shall have an expiration date which is the same as the expiration date of the Option the exercise of which gave rise to such Re-Load Option; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the Re-Load Option on the date of exercise of the original Option or, in the case of a Re-Load Option which is an Incentive Stock Option and which is granted to a 10% stockholder (as defined in paragraph 4(c)), shall have an exercise price which is equal to one hundred and

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ten percent (110%) of the fair market value of the Common Stock subject to the
Re-Load Option on the date of exercise of the original Option.
            Any such Re-Load Option may be an Incentive Stock Option or a Nonqualified Stock Option, as the Board or Committee may designate at the time of the grant of the original Option, provided, however, that the designation of any Re-Load Option as an Incentive Stock Option shall be subject to the one hundred thousand dollars ($100,000) annual limitation on exercisability of Incentive Stock Options described in paragraph 3(c) of the Plan and in Section 422(d) of the Code. There shall be no Re-Load Option on a Re-Load Option. Any such Re-Load Option shall be subject to the availability of sufficient shares under paragraph 3(a) and shall be subject to such other terms and conditions as the Board or Committee may determine.

     6.     TERMS OF NON-DISCRETIONARY OPTIONS
            ----------------------------------
            (a) On January 27 of each year, each person who is at that time an Eligible Director of the Company, (as defined in paragraph 6(k)), shall automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, a Nonqualified Stock Option (a "Director NQSO") to purchase eight thousand (8,000) shares of Common Stock on the terms and conditions set forth herein. An Eligible Director may designate that such Director NQSO be granted in the name of a Trust instead of in the name of such Eligible Director. The Director NQSO shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.
            (b) Each person who, after January 27 of any year and prior to November 1 of any year, becomes an Eligible Director, shall, upon the date such person becomes an Eligible Director, automatically be granted under the Plan, without further action by the Company, the Board, or the Company's stockholders, a Director NQSO to purchase thirty thousand (30,000) shares of

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Common Stock on the terms and conditions set forth herein. An Eligible Director may designate that such Director NQSO be granted in the name of a Trust instead of in the name of such Eligible Director. The Director NQSO shall be on the terms and conditions set forth herein and should the date of grant set forth above be a Saturday, Sunday or legal holiday, such grant shall be made on the next business day.
            (c) Each Director NQSO granted pursuant to this Section 6 (or any Director Re-Load Option granted pursuant to paragraph 6(j)) shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The provisions of separate Director NQSO's need not be identical, but each Director NQSO shall include (through incorporation of provisions hereof by reference in the Director NQSO or otherwise) the substance of each of the following provisions as set forth in paragraphs 6(d) through 6(j), inclusive.
            (d) The term of each Director NQSO shall be ten (10) years from the date it was granted .
            (e) The exercise price of each Director NQSO shall be one hundred percent (100%) of the fair market value of the Common Stock subject to such Director NQSO on the date such Director NQSO is granted.
            (f) The purchase price of Common Stock acquired pursuant to a Director NQSO shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Director NQSO is exercised; (ii) by delivery to the Company of shares of Common Stock that have been held for the period required to avoid a charge to the Company's reported earnings and valued at their fair market value on the date of exercise; or (iii) pursuant to a program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instructions to pay the aggregate exercise price to the Company from the sales proceeds before Common Stock is issued.

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            (g)   A Director NQSO shall be exercisable during the lifetime of the Eligible Director with respect to whom it was granted only by the person to whom it was granted (whether the Eligible Director or a Trust), provided that such person during the Eligible Director's lifetime may designate a Trust to be a beneficiary with respect to the Director NQSO, and such beneficiary shall, after the death of the Eligible Director to whom the Director NQSO was granted, have all of the rights designated for such beneficiary. In the absence of such designation, after the death of the Eligible Director with respect to whom the Director NQSO was granted, if such Director NQSO was granted to the Eligible Director, the Director NQSO shall be exercisable by the person or persons to whom the optionee's rights under such option pass by will or by the laws of descent and distribution.
            (h) A Director NQSO shall not vest with respect to an Eligible Director, or the affiliate of such Eligible Director, as the case may be, (i) unless the Eligible Director, has, at the date of grant, provided three (3) years of prior continuous service as an Eligible Director, or (ii) until the date upon which such Eligible Director has provided one year of continuous service as an Eligible Director following the date of grant of such Director NQSO, whereupon such Director NQSO shall become fully vested and exercisable in accordance with its terms.
            (i) The Company may require any optionee under this Section 6, or any person to whom a Director NQSO is transferred under paragraph 6(g), as a condition of exercising any such option: (i) to give written assurances satisfactory to the Company as to such person's knowledge and experience in financial and business matters and/or to employ a purchaser representative who has such knowledge and experience in financial and business matters, and that such person is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Director NQSO; and (ii) to give written assurances satisfactory to the Company stating that such person is acquiring the Common Stock

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subject to the Director NQSO for such person's own account and not with any present intention of selling or otherwise distributing the stock. These requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Director NQSO has been registered under a then currently effective registration statement under the Securities Act of 1933, as amended (the "Securities Act"), or (ii), as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws .
            (j) Subject to the last sentence of this paragraph 6(j), each Director NQSO shall include a provision entitling the optionee to a further Nonqualified Stock Option (a "Director Re-Load Option") in the event the optionee exercises the Director NQSO evidenced by the Director NQSO grant, in whole or in part, by surrendering other shares of Common Stock in accordance with the Plan and the terms of the Director NQSO grant. Any such Director Re-Load Option (i) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of the original Director NQSO;
(ii) shall have an expiration date which is the same as the expiration date of the original Director NQSO; and (iii) shall have an exercise price which is equal to one hundred percent (100%) of the fair market value of the Common Stock subject to the Director Re-Load Option on the date of exercise of the original Director NQSO. Any such Director Re-Load Option shall be subject to the availability of sufficient shares under paragraph 3(a). There shall be no Director Re-Load Option on a Director Re-Load Option. Notwithstanding anything else in the Plan to the contrary, this paragraph 6(j) shall be of no force and effect from and after June 23, 1998.
            (k) For purposes of this Section 6, the term "Eligible Director" shall mean a member of the Board who is not an employee of the Company or any Affiliate, and the term "affiliate" shall mean a person that directly or indirectly

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controls, is controlled by, or is under common control with, the Eligible
Director.

       7.   TERMS OF STOCK BONUSES AND PURCHASES OF
            ---------------------------------------
            RESTRICTED STOCK.
            ----------------
            Each stock bonus or restricted stock purchase agreement shall be in such form and shall contain such terms and conditions as the Board or the Committee shall deem appropriate. The terms and conditions of stock bonus or restricted stock purchase agreements may change from time to time, and the terms and conditions of separate agreements need not be identical, but each stock bonus or restricted stock purchase agreement shall include (through incorporation of provisions hereof by reference in the agreement or otherwise) the substance of each of the following provisions as appropriate:
            (a) The purchase price under each stock purchase agreement shall be such amount as the Board or Committee shall determine and designate in such agreement. Notwithstanding the foregoing, the Board or the Committee may determine that eligible participants in the Plan may be awarded stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.
            (b) No rights under a stock bonus or restricted stock purchase agreement shall be assignable by any participant under the Plan, either voluntarily or by operation of law, except where such assignment is required by law or expressly authorized by the terms of the applicable stock bonus or restricted stock purchase agreement.
            (c) The purchase price of stock acquired pursuant to a stock purchase agreement shall be paid either: (i) in cash at the time of purchase;
(ii) at the discretion of the Board or the Committee, according to a deferred payment or other arrangement with the person to whom the Common Stock is sold; or (iii) in any other form of legal consideration that may be acceptable to the Board or the Committee in their discretion; including but not limited to payment of the purchase price pursuant to a

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

program developed under Regulation T as promulgated by the Federal Reserve Board which results in the receipt of cash (or a check) by the Company before Common Stock is issued or the receipt of irrevocable instruction to pay the aggregate exercise price of the Company from the sales proceeds before Common Stock is issued. Notwithstanding the foregoing, the Board or the Committee to which administration of the Plan has been delegated may award Common Stock pursuant to a stock bonus agreement in consideration for past services actually rendered to the Company or for its benefit.
            (d) Shares of Common Stock sold or awarded under the Plan may, but need not, be subject to a repurchase option in favor of the Company in accordance with a vesting schedule to be determined by the Board or the Committee.
            (e) In the event a person ceases to be an employee of or ceases to serve as a director or consultant to the Company or an Affiliate, the Company may repurchase or otherwise reacquire any or all of the shares of Common Stock held by that person which have not vested as of the date of termination under the terms of the stock bonus or restricted stock purchase agreement between the Company and such person.

       8.   CANCELLATION AND RE-GRANT OF OPTIONS.
            ------------------------------------
            The Board or the Committee shall have the authority to effect, at any time and from time to time, with the consent of the affected holders of Options, (i) the repricing of any outstanding Options under the Plan and/or (ii) the cancellation of any outstanding Options under the Plan and the grant in substitution therefor of new Options under the Plan covering the same or different numbers of shares of Common Stock, but having an exercise price per share not less than one hundred percent (100%) of the fair market value per share of Common Stock on the new grant date or, in the case of a 10% stockholder (as defined in paragraph 4(c)), not less than one hundred and ten percent (110%) of the fair market value per share of Common Stock on the new grant date.

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

       9.   COVENANTS OF THE COMPANY.
            ------------------------
            (a) During the terms of the Stock Awards granted under the Plan, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Stock Awards up to the number of shares of Common Stock authorized under the Plan .
            (b) The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of Common Stock under the Stock Awards granted under the Plan; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Stock Award granted under the Plan or any Common Stock issued or issuable pursuant to any such Stock Award. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority that counsel for the Company deems necessary for the lawful issuance and sale of Common Stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell Common Stock upon exercise of such Stock Awards unless and until such authority is obtained.

       10.  USE OF PROCEEDS FROM COMMON STOCK.
            ---------------------------------
            Proceeds from the sale of Common Stock pursuant to Stock Awards granted under the Plan shall constitute general funds of the Company.

       11.  MISCELLANEOUS.
            -------------

            (a) The Board or Committee shall have the power to accelerate the time during which a Stock Award may be exercised or the time during which a Stock Award or any part thereof will vest, notwithstanding the provisions in the Stock Award stating the time during which it may be exercised or the time during which it will vest. Each Discretionary Stock Option providing for vesting pursuant to paragraph 5(e) shall also provide that if the employee's employment or a director's or consultant's affiliation with the Company is terminated by reason of death or disability (within the meaning of Title II or XVI of the Social Security Act and as determined by the Social Security Administration), the vesting schedule of Discretionary Stock Options granted to such employee, director or consultant or to the Trusts of such employee, director or consultant shall be accelerated by twelve months for each full year the employee has been employed by or the director or consultant has been affiliated with the Company. Discretionary Stock Options granted under the Plan that are outstanding on February 25, 1992, shall be amended to include the accelerated vesting upon death provided for in the preceding sentence of this paragraph 11(a) and Discretionary Stock Options granted under the Plan that are outstanding on June 18, 1996, shall be amended to include the accelerated vesting upon disability provided for in the preceding sentence of this paragraph 11(a).
            (b) Neither an optionee nor any person to whom an Option is transferred under the provisions of the Plan shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.
            (c) Nothing in the Plan or any instrument executed or Stock Award granted pursuant thereto shall confer upon any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan any right to continue in the employ of the Company or any Affiliate or to continue acting as a consultant or director or shall affect the right of the Company or any Affiliate to terminate the employment or consulting relationship or directorship of any eligible employee, consultant, director, optionee or holder of Stock Awards under the Plan with or without cause. In the event that a holder of Stock Awards under the Plan is permitted or otherwise entitled to take a leave of absence, the Company shall have the unilateral right to (i) determine whether such leave of absence will be treated as a termination of employment or relationship as consultant or director for purposes hereof, and (ii) suspend or otherwise delay the time or times at which exercisability or vesting would otherwise occur with respect to any outstanding Stock Awards under the Plan.

       12.  ADJUSTMENTS UPON CHANGES IN COMMON STOCK.
            ----------------------------------------
            If any change is made in the Common Stock subject to the Plan, or subject to any Stock Award granted under the Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan and outstanding Stock Awards will be appropriately adjusted in the class(es) and maximum number of shares subject to the Plan, the maximum number of shares which may be granted to a participant in a calendar year, the class(es) and number of shares and price per share of stock subject to outstanding Stock Awards, and the number of shares of Common Stock to be granted as provided for in paragraphs 6(a) and 6(b). Such adjustment shall be made by the Board or the Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration".)

       13.  CHANGE OF CONTROL.
            -----------------
            (a) Notwithstanding anything to the contrary in this Plan, in the event of a Change in Control (as hereinafter defined), then, to the extent permitted by applicable law: (i) the time during which Stock Awards become vested shall automatically be accelerated so that the unvested portions of all Stock Awards shall be vested prior to the Change in Control and (ii) the time during which the Options may be exercised shall automatically be accelerated to prior to the Change in

Control. Upon and following the acceleration of the vesting and exercise periods, at the election of the holder of the Stock Award, the Stock Award may be: (x) exercised (with respect to Options) or, if the surviving or acquiring corporation agrees to assume the Stock Awards or substitute similar stock awards, (y) assumed; or (z) replaced with substitute stock awards. Options not exercised, substituted or assumed prior to or upon the Change in Control shall be terminated.
            (b) For purposes of the Plan, a "Change of Control" shall be deemed to have occurred at any of the following times:
                  (i) upon the acquisition (other than from the Company) by any person, entity or "group," within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act (excluding, for this purpose, the Company or its affiliates, or any employee benefit plan of the Company or its affiliates which acquires beneficial ownership of voting securities of the Company), of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors; or
                  (ii) at the time individuals who, as of April 2, 1991, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board, provided that any person becoming a director subsequent to April 2, 1991, whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board (other than an election or nomination of an individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election of the Directors of the Company, as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) shall be, for purposes of the Plan, considered as though such person were a member of the Incumbent Board; or

                  (iii) immediately prior to the consummation by the Company of a reorganization, merger, consolidation, (in each case, with respect to which persons who were the stockholders of the Company immediately prior to such reorganization, merger or consolidation do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities) or a liquidation or dissolution of the Company or of the sale of all or substantially all of the assets of the Company; or
                  (iv) the occurrence of any other event which the Incumbent Board in its sole discretion determines constitutes a Change of Control.

       14.  QUALIFIED DOMESTIC RELATIONS ORDERS
            -----------------------------------
            (a) Anything in the Plan to the contrary notwithstanding, rights under Stock Awards may be assigned to an Alternate Payee to the extent that a QDRO so provides. (The terms "Alternate Payee" and "QDRO" are defined in paragraph 14(c) below.) The assignment of a Stock Award to an Alternate Payee pursuant to a QDRO shall not be treated as having caused a new grant. The transfer of an Incentive Stock Option to an Alternate Payee may, however, cause it to fail to qualify as an Incentive Stock Option. If a Stock Award is assigned to an Alternate Payee, the Alternate Payee generally has the same rights as the grantee under the terms of the Plan; provided however, that (i) the Stock Award shall be subject to the same vesting terms and exercise period as if the Stock Award were still held by the grantee, (ii) an Alternate Payee may not transfer a Stock Award and (iii) an Alternate Payee is ineligible for Re-Load Options described at paragraph 5(j) or Director Re-Load Options described at paragraph 6(j).
            (b) In the event of the Plan administrator's receipt of a domestic relations order or other notice of adverse claim by an Alternate Payee of a grantee of a Stock Award, transfer of the proceeds of the exercise of such Stock Award, whether in the form of cash, stock or other property, may be suspended. Such proceeds shall thereafter be transferred pursuant to the terms of a QDRO or other agreement between the grantee and Alternate Payee. A grantee's ability to exercise a Stock Award may be barred if the Plan administrator receives a court order directing the Plan administrator not to permit exercise.
            (c)   The word "QDRO" as used in the Plan shall mean a court order
(i) that creates or recognizes the right of the spouse, former spouse or child (an "Alternate Payee") of an individual who is granted a Stock Award to an interest in such Stock Award relating to marital property rights or support obligations and (ii) that the administrator of the Plan determines would be a "qualified domestic relations order," as that term is defined in section 414(p) of the Code and section 206(d) of the Employee Retirement Income Security Act ("ERISA"), but for the fact that the Plan is not a plan described in section 3(3) of ERISA.

       15.  AMENDMENT OF THE PLAN.
            ---------------------
            (a) The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 12 relating to adjustments upon changes in the Common Stock, no amendment shall be effective unless approved by the stockholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:
                  (i) increase the number of shares reserved for Stock Awards under the Plan;
                  (ii) modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code); or
                  (iii) modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422(b) of the Code .
            (b) The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation to certain executive officers.
            (c) It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to employee Incentive Stock Options and/or to bring the Plan and/or Options granted under it into compliance therewith.
            (d) Rights and obligations under any Stock Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan, unless: (i) the Company requests the consent of the person to whom the Stock Award was granted; and (ii) such person consents in writing.

       16.  TERMINATION OR SUSPENSION OF THE PLAN.
            -------------------------------------
            (a) The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on December 31, 2000. No Stock Awards may be granted under the Plan while the Plan is suspended or after it is terminated.
            (b) Rights and obligations under any Stock Awards granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the consent of the person to whom the Stock Award was granted.

       17.  EFFECTIVE DATE OF PLAN.
            ----------------------
            The Plan shall become effective as determined by the Board.